Taxation	6 Months Ended
Jun. 30, 2020
Taxation
Taxation

6.        Taxation

In accordance with IAS 34, the Group’s income tax expense for the half-year to 30 June 2020 is based on the best estimate of the weighted-average annual income tax rate expected for the full financial year. The tax effects of one-off items are not included in the weighted-average annual income tax rate, but are recognised in the relevant period.

An explanation of the relationship between tax expense and accounting profit is set out below:

	Half-year to	Half-year to	Half-year to
	30 June	30 June	31 Dec
	2020	2019	2019
	£m	£m	£m

(Loss) profit before tax	(602)	2,897	1,496
UK corporation tax thereon at 19 per cent (2019:19 per cent)	114	(550)	(285)
Impact of surcharge on banking profits	44	(221)	(143)
Non-deductible costs: conduct charges	(11)	(103)	(267)
Non-deductible costs: bank levy	–	—	(43)
Other non-deductible costs	(40)	(39)	(82)
Non-taxable income	76	45	(5)
Tax relief on coupons on other equity instruments	44	47	42
Tax-exempt gains on disposals	3	10	92
Tax losses where no deferred tax recognised	(1)	12	6
Remeasurement of deferred tax due to rate changes	354	14	(20)
Differences in overseas tax rates	13	(15)	1
Policyholder tax	(23)	(38)	(29)
Policyholder deferred tax asset in respect of life assurance expenses	–	—	(53)
Adjustments in respect of prior years	48	166	71
Tax credit (expense)	621	(672)	(715)

On 29 October 2018 the UK Government announced its intention to restrict the use of capital tax losses to 50 per cent of any future gains that arise. This restriction was substantively enacted on 2 July 2020 and will reduce the Group’s net deferred tax asset by £58 million in the second half of the year, with £44 million to be recognised within the Group’s tax expense and £14 million within other comprehensive income.